UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02201

                             Cutwater Select Income Fund

(Exact name of registrant as specified in charter)

113 King Street

                         Armonk, NY 10504

(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

                         Armonk, NY 10504

(Name and address of agent for service)

Registrant’s telephone number, including area code:     914-273-4545

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 03/31/14

April 15, 2014

DEAR SHAREHOLDERS:

As investors have responded to quickening global growth and the accommodative monetary policies of the U.S. Federal Reserve and other central banks over the last six months, the market for risk assets has been strong. U.S. Treasury securities, on the other hand, have been somewhat volatile. Since the beginning of the year, U.S. Treasuries have rallied in response to geopolitical tensions (e.g. Russia’s annexation of Crimea and China’s modest economic slowdown) and domestic stock market volatility. As a result, the 10-year Treasury yield declined from a recent peak of 3.03 percent on December 3, 2013 down to 2.72 percent on March 31, 2014.

At its December meeting, the U.S. Federal Reserve announced an initial reduction in a key part of its accommodative monetary policy, known as Quantitative Easing (“QE”). The announcement called for a “tapering” of monthly asset purchases by $10 billion, beginning in January 2014. The new Federal Reserve Chair, Janet Yellen, has since continued the $10 billion reduction in QE at each subsequent meeting. The market now expects QE to be finished by the end of 2014. The Federal Reserve is likely to continue its accommodative policy stance, however, and has indicated it needs to see further evidence of the U.S. economy strengthening, particularly in the labor market, before it would raise the federal funds rate. It is widely believed that a rate rise is unlikely before mid-2015. Risk assets have benefited from a decline in uncertainty as Congress was able to agree on an extension of the U.S. debt ceiling and the transition to the new Federal Reserve Chair was smooth. During this period the European Central Bank maintained its stimulative monetary policies while closely monitoring the risk of deflation to determine if further policy action is needed to spur economic growth. Japan’s economy is responding positively to its Central Bank’s accommodative monetary policies as growth and inflation have increased. Financial markets in most Emerging Markets have also rebounded during the period as many central banks have raised local interest rates to address weakened currencies and inflation concerns.

We believe that global economic data are supportive of our forecast that we are in the fourth phase of our multi-year forecast: the Self-Sustaining Recovery phase. Indeed, U.S. consumers are benefiting from improving household balance sheets and the recovering job market, and consumer confidence and retail sales continue to grow. We believe the business sector will profit from more confident consumers, increased capital investment, and growing world GDP, which the IMF expects to grow 3.6 percent in 2014 (versus 3.0 percent in 2013). With China growing near 7.5 percent and the U.S. ticking upwards beyond 2.5 percent, Japan benefiting from accommodative economic policies, and Europe forecast to grow 1.6 percent, we now have over 70 percent of world GDP stable or growing. Given our belief in an improving economy, we see several implications for investors going forward. We expect interest rates to rise, reflecting real GDP growth and inflation over time. We also expect that credit spreads may compress moderately as investors continue to search for yield and corporate fundamentals are supported by an economy that continues on its checkmark-like recovery.

In the U.S. sources of economic growth are broadening, consistent with our self-sustaining recovery thesis. Fourth quarter U.S. GDP growth was 2.6 percent, down from the third quarter level due to the U.S. government shutdown during the period. We anticipate GDP growth for the first quarter of 2014 to be depressed primarily due to the severe winter weather but also anticipate a rebound during the balance of the year. Consumer confidence has improved alongside consumers’ balance sheets, reflecting elevated stock prices and recovery in home values. Income growth has been improving since the second half of 2013, reflecting the slow decline in the unemployment rate to the 6.7 percent rate at the end of the first quarter and is supportive of growth in consumer spending. Ongoing geopolitical concerns and the upcoming mid-term elections in the U.S. may contribute to future periods of market volatility.

The corporate sector continues to exhibit solid fundamentals as managements have focused on reducing costs and maintaining financial flexibility. Cash flow and earnings comparisons have generally held up well, although we have seen softness in certain sectors. Capital expenditure growth has been muted but given record high corporate cash balances, improving capacity utilization, and the need to replace older infrastructure, we believe capital expenditures will increase. Strong corporate fundamentals notwithstanding, we will remain vigilant as corporations add leverage to enhance shareholder returns at the expense of creditors. We must also watch out for debt-financed mergers and acquisitions. We closely monitor our holdings for these credit-adverse risks. On balance, we remain constructive on the corporate segment of the fixed income market, including leveraged finance, where we expect default rates to remain low. Indeed, Moody’s is forecasting that the global speculative-grade default rate will increase only slightly from 2.3 percent currently to 2.6 percent in March 2015, still substantially below the long-term average default rate.

As of March 31, 2014, the Fund had a Net Asset Value (NAV) of $21.10 per share. This represents a 3.4 percent increase from $20.40 per share at September 30, 2013. On March 31, 2014, the Fund’s closing price on the New York Stock Exchange was $19.42 per share, representing a 7.96 percent discount to NAV per share, compared with a 12.79 percent discount as of September 30, 2013. The market trading discount was at 9.23 percent as of market close on April 15, 2014.

One of the primary objectives of the Fund is to maintain a high level of income. On March 12, 2014 the Board of Trustees declared a dividend payment of $0.265 per share payable May 1, 2014 to shareholders of record on April 4, 2014. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.06 per share in dividends, representing a 5.56 percent dividend yield based on the market price on April 15, 2014 of $19.07 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 03/31/14	1 Year to 03/31/14	3 Years to 03/31/14	5 Years to 03/31/14	10 Years to 03/31/14
Cutwater Select Income Fund	6.44%	3.70%	7.77%	12.91%	5.93%[2]
Barclays U.S. Credit Index[3]	3.86%	1.02%	5.80%	8.90%	5.20%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: BNY Mellon for all periods except 10-year returns, which are from Lipper Inc.

3 – Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 5- and 10-year historical periods (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offerings, we estimate the 5-year annualized return to be 13.99 percent and the 10-year annualized return to be 6.92 percent. The returns noted in the table above are actual returns as calculated by BNY Mellon and Lipper and do not adjust for dilution from the rights offerings.

Despite volatility in U.S. Treasury yields, all major fixed income sectors exhibited positive returns for the six-month period ended March 31, 2014. The Fund’s returns for the period benefited from the allocations to investment grade and high yield corporate securities and select structured credit securities as spreads tightened in corporate and other non-government fixed income securities. For the six-month period ended March 31, 2014, the Fund outperformed its benchmark by 2.58 percent. We believe spreads may compress moderately from current levels but spreads are approaching cyclical tight levels.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding U.S. Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2014:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at Net Asset Value (NAV) or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investment Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Cutwater Select Income Fund

We have audited the accompanying statement of assets and liabilities of Cutwater Select Income Fund, including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cutwater Select Income Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 12, 2014

SCHEDULE OF INVESTMENTS March 31, 2014

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (82.73%)
AUTOMOTIVE (1.31%)
Ford Holdings LLC, 9.30%, 03/01/30	Baa3/BBB-	$1,000	$1,425,470
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BBB-	500	678,954
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.875%, 08/02/21	Baa3/BBB-	750	862,976

			2,967,400

CHEMICALS (3.01%)
Braskem Finance, Ltd., Co Gty., 7.00%, 05/07/20, 144A	Baa3/BBB-	500	542,500
Braskem Finance, Ltd., Co Gty., 5.375%, 05/02/22, 144A	Baa3/BBB-	750	731,250
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	640,223
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	447,288
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	Baa1/BBB+	500	516,383
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	Baa1/BBB+	1,500	1,621,082
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,309,982

			6,808,708

DIVERSIFIED FINANCIAL SERVICES (13.56%)
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18, 144A	Baa2/NA	1,000	1,069,000
Ally Financial, Inc., Co. Gty., 7.50%, 09/15/20	B1/BB	315	374,456
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa2/A-	190	216,210
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	500	576,895
BNP Paribas SA, Jr. Sub. Notes, 5.186%, 06/29/15, 144A(b),(c)	Ba1/BBB	1,000	1,026,250
CDP Financial, Inc., Co. Gtd., 4.40%, 11/25/19, 144A	Aaa/AAA	400	441,284
Chase Capital II, Ltd. Gtd., Series B, 0.738%, 02/01/27(b),(d)	Baa2/BBB	70	58,450
Citigroup, Inc., Sr. Unsec. Notes, 8.50%, 05/22/19	Baa2/A-	595	758,078
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa2/A-	125	180,788
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NA/A-	500	598,702
Deutsche Bank AG, Sub. Notes, 4.296%, 05/24/28(b),(d)	Baa3/BBB	1,750	1,648,932
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	252,962
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,618,870
General Electric Capital Corp., Jr. Sub. Notes, Series A, 7.125%, 06/15/22(b),(c)	Baa1/AA-	3,500	3,990,000
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	1,000	1,316,941
Goodman Funding Pty, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,186,831
HSBC USA Capital Funding LP, Bank Gtd., 10.176%, 06/30/30, 144A(b),(c)	Baa2/BBB+	2,180	3,139,200
HSBC USA Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(d)	NA/BBB+	2,500	2,542,002
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	A3/A	175	188,639
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	A3/A	105	112,549
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, 6.875%, 04/25/18	Baa2/A-	1,000	1,179,310
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	Baa2/A-	300	343,344
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A	Baa1/BBB	100	101,907
UBS AG Stamford CT, Sub. Notes, 7.625%, 08/17/22	NR/BBB-	2,000	2,345,772
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 05/05/14(b),(c)	Baa3/BBB+	3,500	3,364,375

			30,631,747

ENERGY (16.40%)
APT Pipelines, Ltd., Co. Gty., 3.875%, 10/11/22, 144A	Baa2/BBB	2,000	1,925,424
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(d)	Baa1/BBB	3,250	3,562,000
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A1/A	850	1,157,794
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17, 144A(d)	B1/BB-	1,000	1,075,000
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,066,459
DCP Midstream LLC, Jr. Sub. Notes, 5.85%, 05/21/43, 144A(b),(d)	Baa3/BB	1,940	1,823,600
EL Paso Corp., Sr. Sec. Notes, 8.05%, 10/15/30	Ba2/BB	1,000	1,065,718
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(d)	Baa2/BBB-	1,000	1,132,500
EQT Corp., Sr. Unsec. Notes, 4.875%, 11/15/21	Baa3/BBB	1,455	1,538,370

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	$110	$139,896
Gibson Energy Inc, Sr. Unsec. Notes, 6.75%, 07/15/21, 144A(d)	Ba3/BB	1,350	1,447,875
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(d)	NA/BBB-	1,000	1,062,579
KazMunayGas National Co., Sr. Unsec. Notes, 11.75%, 01/23/15, 144A	Baa3/BBB-	500	536,250
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A	Baa3/BBB-	500	545,000
Linn Energy LLC/Linn Energy Finance Corp., Co. Gty., 7.25%, 11/01/19, 144A(d)	B1/B+	500	521,250
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Baa2/BBB	1,000	1,035,000
Motiva Enterprises LLC, Sr. Unsec. Notes, 5.75%, 01/15/20, 144A	A2/BBB+	64	72,618
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/BBB+	124	159,039
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19	Baa2/BBB	625	776,926
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa1/BBB+	250	305,000
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa1/BBB+	750	844,688
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19, 144A	Baa3/BBB	500	623,750
Pride International, Inc., Co. Gty., 8.50%, 06/15/19	Baa1/BBB+	500	631,416
Pride International, Inc., Co. Gty., 6.875%, 08/15/20	Baa1/BBB+	500	596,892
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22, 144A	Baa2/BBB+	1,250	1,309,039
Samson Investment Co., Co. Gty., 10.75%, 02/15/20, 144A(d)	B3/CCC+	1,000	1,090,000
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19	Ba3/BB-	1,000	1,125,000
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,103,773
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Baa3/BBB-	500	577,211
Valero Energy Corp., Co. Gty., 9.375%, 03/15/19	Baa2/BBB	124	161,361
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,338,128
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	784,058
Weatherford International, Ltd. Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB-	2,000	2,328,840
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,492,283
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BBB-	81	97,647

			37,052,384

FOOD AND BEVERAGE (0.26%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A2/A	325	402,590
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A2/A	27	40,980
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19	Baa2/BBB-	125	154,257

			597,827

HEALTHCARE (0.35%)
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	797,812

INDUSTRIAL (4.48%)
ADT Corp., Sr. Unsec. Notes, 6.25%, 10/15/21, 144A	Ba2/BB-	1,000	1,027,500
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Ba1/BBB-	640	697,430
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Ba1/BBB-	244	236,403
Altria Group, Inc., Co. Gty., 9.70%, 11/10/18	Baa1/BBB+	317	416,099
ArcelorMittal, Sr. Unsec. Notes, 6.75%, 02/25/22	Ba1/BB+	1,200	1,317,000
ArcelorMittal, Sr. Unsec. Notes, 7.50%, 10/15/39	Ba1/BB+	405	418,669
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	551,949
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A	Baa2/BBB	1,000	1,138,348
Ingersoll-Rand Global Holding Co., Ltd., Co. Gty., 6.875%, 08/15/18	Baa2/BBB	185	217,427
Meccanica Holdings USA, Inc., Co. Gty., 6.25%, 07/15/19, 144A	Ba1/BB+	129	138,514
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	623,244
Samarco Mineracao SA, Sr. Unsec. Notes, 5.75%, 10/24/23, 144A	NA/BBB-	2,200	2,213,750
Waste Management, Inc., Co. Gty., 7.125%, 12/15/17	Baa3/A-	500	586,459
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	534,307

			10,117,099

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INSURANCE (8.23%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	$1,800	$2,268,486
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/57(b),(d)	Baa1/BBB	2,200	2,334,420
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/58(b),(d)	Baa2/BBB	2,500	3,284,375
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	147,139
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/15/37, 144A(b),(d)	Baa3/BB	500	522,500
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/58, 144A(b),(d)	Baa3/BB	1,000	1,500,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB-	250	301,726
Lincoln National Corp., Jr. Sub. Notes, 6.05%, 04/20/67(b),(d)	Baa3/BBB	500	496,875
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	760,395
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/38, 144A(d)	Baa2/BBB	500	655,000
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/39(d)	Baa2/BBB	1,000	1,515,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	316,187
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	134,140
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/38(b),(d)	Baa2/BBB+	1,000	1,225,000
Prudential Financial, Inc., Jr. Sub. Notes, 5.875%, 09/15/42(b),(d)	Baa2/BBB+	2,500	2,609,375
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/37(b),(d)	A3/NR	500	535,000

			18,605,618

MEDIA (8.18%)
CBS Corp., Co. Gty., 8.875%, 05/15/19	Baa2/BBB	350	448,730
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,598,380
COX Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,726,297
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	596,691
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	182,127
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,413,280
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/NA	100	110,500
Nara Cable Funding, Ltd., Sr. Sec. Notes, 8.875%, 12/01/18, 144A(d)	B1/B+	1,200	1,306,500
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,721,747
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,874,197
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,092,462
VTR Finance BV, 6.875%, 01/15/24, 144A(d)	B1/B+	1,365	1,419,600
World Color Press, Inc., Escrow Notes, —%, 12/01/43	NA/NA	1,000	—

			18,490,511

MINING (3.44%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa2/BBB	500	639,955
Coeur d’Alene Mines Corp., Co. Gty., 7.875%, 02/01/21(d)	B3/B+	750	753,750
FMG Resources August 2006 Property Ltd., Co. Gty., 6.875%, 04/01/22, 144A(d)	Ba2/BB-	1,200	1,293,000
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB	250	325,421
Newcrest Finance Property, Ltd., Co. Gty., 4.45%, 11/15/21, 144A	Baa3/BBB-	1,500	1,342,922
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	110,570
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(d)	Baa2/BBB	1,000	999,118
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(d)	Baa2/BBB	1,415	1,280,874
Xstrata Canada Financial Corp., Co. Gty., 4.95%, 11/15/21, 144A	Baa2/BBB	1,000	1,033,626

			7,779,236

PAPER (2.04%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22(d)	Baa3/BBB-	1,085	1,090,221
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba2/BB+	2,000	2,260,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,248,677

			4,598,898

REAL ESTATE INVESTMENT TRUST (REIT) (1.96%)
Biomed Realty LP, Co. Gty., 6.125%, 04/15/20(d)	Baa3/BBB-	350	393,271
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa2/BBB	500	571,523

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
REAL ESTATE INVESTMENT TRUST (REIT) (Continued)
Duke Realty LP, Co. Gty., 8.25%, 08/15/19	Baa2/BBB	$500	$619,078
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(d)	Baa2/BBB	1,500	1,652,241
WEA Finance, LLC, Co. Gty., 7.125%, 04/15/18, 144A	A2/A-	500	594,295
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A	A2/A-	500	601,044

			4,431,452

RETAIL & RESTAURANT (0.08%)
Limited Brands, Inc., Co. Gty., 8.50%, 06/15/19	Ba1/BB+	150	181,500

TECHNOLOGY (0.35%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/A-	60	69,402
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(d)	Ba2/BB+	100	103,775
NCR Escrow Corp., Sr. Unsec. Notes, 5.875%, 12/15/21, 144A(d)	Ba3/BB	580	610,450

			783,627

TELECOMMUNICATIONS (9.39%)
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa3/BBB-	1,000	1,191,704
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,886,336
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(d)	B1/NA	500	511,250
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba2/BB-	500	583,750
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba2/BB-	500	511,250
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa2/BBB+	1,500	1,803,715
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,002,500
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(d)	Baa3/BBB-	1,000	1,007,211
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(d)	Baa3/BBB-	1,100	1,084,757
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(d)	Baa3/BBB-	500	505,582
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B1/BB-	1,500	1,455,000
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B1/BB-	1,000	1,100,000
T-Mobile USA, Inc., Co. Gty., 6.25%, 04/01/21(d)	Ba3/BB	935	988,763
T-Mobile USA, Inc., Co. Gty., 6.625%, 04/01/23(d)	Ba3/BB	1,325	1,404,500
T-Mobile USA, Inc., Co. Gty., 6.125%, 01/15/22(d)	Ba3/BB	60	62,850
T-Mobile USA, Inc., Co. Gty., 6.50%, 01/15/24(d)	Ba3/BB	60	62,850
Telecom Italia Capital SA, Co. Gty., 6.999%, 06/04/18	Ba1/BB+	1,000	1,133,750
Telecom Italia Capital SA, Co. Gty., 6.00%, 09/30/34	Ba1/BB+	1,000	932,500
Telecom Italia Capital SA, Co. Gty., 7.20%, 07/18/36	Ba1/BB+	250	254,375
Trilogy International Partners LLC/Trilogy International Finance, Inc., Sr. Sec. Notes, 10.25%, 08/15/16, 144A(d)	Caa1/CCC	100	102,750
Verizon Communications, Inc., Sr. Unsec. Notes, 7.75%, 12/01/30	Baa1/BBB+	1,646	2,176,723
Windstream Corp, Co. Gty., 7.75%, 10/01/21(d)	B1/B	425	456,875

			21,218,991

TRANSPORTATION (5.32%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 07/15/20, 144A	NA/BB+	2,436	2,539,644
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(d)	Baa2/BBB	250	276,250
British Airways PLC, Pass Through Certs., 5.625%, 06/20/20, 144A	Ba1/BBB	1,400	1,498,000
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 08/02/18	Ba1/BB	225	237,431
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 11/01/20	Baa2/BBB	813	937,487
Continental Airlines, Pass Through Certs., Series 2000-2, Class A2, 7.707%, 04/02/21	Baa3/BBB-	1,174	1,341,143
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(e)	WR/NR	342	68,495
ERAC USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,886,493
Federal Express Corp., Pass Through Certs, Series 1996, Class B2, 7.84%, 01/30/18(d)	A3/BBB	864	984,617
Stena AB, Sr. Unsec. Notes, 7.00%, 02/01/24, 144A	B2/BB	1,705	1,734,838
United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 08/15/21	NA/BB+	500	516,250

			12,020,648

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
UTILITIES (4.37%)
Avista Corp., 5.95%, 06/01/18	A2/A-	$500	$569,204
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21(d)	Ba2/BB	1,000	1,032,500
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,164,147
Electricite de France SA, Sub., 5.25%, 01/29/23, 144A(b),(c)	A3/BBB+	2,000	2,003,000
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,133,859
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/BBB+	500	622,403
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(d)	Baa2/BBB	500	551,250
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	552,967
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,154,398
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	80	94,802

			9,878,530

TOTAL CORPORATE DEBT SECURITIES (Cost of $164,892,984)			186,961,988

ASSET BACKED SECURITIES (2.49%)
ALM Loan Funding, Series 2012-7A, Class A2, 2.537%, 10/19/24, 144A(b)	NR/AA	2,000	1,993,280
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.424%, 05/25/36, 144A(b)	A3/AAA	40	37,573
Dryden XXIV Senior Loan Fund Notes, Class A, CLO, 1.666%, 11/15/23, 144A(b)	Aaa/AAA	2,500	2,500,775
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(f)	A2/AA	57	54,799
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(f)	Ca/CCC	155	93,039
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	257	269,862
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	644	687,685

TOTAL ASSET BACKED SECURITIES (Cost of $5,645,032)			5,637,013

COMMERCIAL MORTGAGE-BACKED SECURITIES (7.19%)
CGBAM Commerical Mortgage Trust 2013-BREH, 3.005%, 05/15/30, 144A(b)	Baa3/NA	1,790	1,798,669
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AM, 5.349%, 01/15/46(b)	Baa2/A-	2,500	2,674,875
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22, 144A	A1/AA+	2,000	2,038,630
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/30, 144A	A3/A-	1,400	1,418,070
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.174%, 05/15/48, 144A(b)	NA/A	735	677,905
Ml-CFC Commercial Mortgage Trust 2006-3, 5.485%, 07/12/46(b)	Ba2/NA	1,000	995,445
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.293%, 10/15/30, 144A(b)	NA/A	2,710	2,500,628
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.36%, 11/12/41	A2/NA	2,000	2,187,770
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.819%, 08/12/45, 144A(b)	Baa2/NA	210	231,097
Spirit Master Funding LLC, Series 2006-1A, Class A, 5.76%, 03/20/24, 144A	Baa2/BB+	1,646	1,715,445

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $16,498,724)			16,238,534

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.68%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	—	331
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	1	1,091
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	305	343,105
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	1	593
FNMA Pool # 124012, 12.50%, 10/01/15	Aaa/AA+	1	1,096
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	14	16,459
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	6	6,880
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	3	3,650
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	3	2,642
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	547	614,251

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	$350	$389,198
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	86	95,773
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	16	16,633
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	15	17,145
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	16	17,278
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	9	10,356

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $1,257,069)			1,536,481

MUNICIPAL BONDS (2.35%)
Commonwealth of Puerto Rico, Series A, GO, 8.00%, 07/01/35	Ba2/BB+	2,100	1,959,594
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	198,196
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	173,094
State of California, Build America Bonds, GO, 7.625%, 03/01/40	A1/A	1,500	2,093,805
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A3/A-	755	881,349

TOTAL MUNICIPAL BONDS (Cost of $4,645,174)			5,306,038

		Shares
COMMON STOCK (0.02%)
MEDIA (0.02%)
Quad Graphics, Inc.		1,617	37,919

TOTAL COMMON STOCK (Cost of $74,496)			37,919

PREFERRED STOCK (1.38%)
CoBank ACB, Series F, 6.250%, 144A		20,000	2,023,750
Federal Home Loan Mortgage Corp, Series Z, 0.000%(g),(h)		53,779	591,569
US BANCORP, Series A, 3.500%		615	497,990

TOTAL PREFERRED STOCK (Cost of $3,868,939)			3,113,309

TOTAL INVESTMENTS (96.84%)
(Cost $196,882,418)			218,831,282

OTHER ASSETS AND LIABILITIES (3.16%)			7,148,072

NET ASSETS (100.00%)			$225,979,354

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2014 and may have changed subsequently.
(b)	Variable rate security. Rate disclosed is as of March 31, 2014.
(c)	Security is perpetual. Date shown is next call date.
(d)	This security is callable.
(e)	Investment was in default as of March 31, 2014
(f)	Multi-Step Coupon. Rate disclosed is as of March 31, 2014.
(g)	Non-income producing security.
(h)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule, 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2014, these securities amounted to $79,214,092 or 35.05% of net assets.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014

Assets:
Investment in securities, at value (amortized cost $196,882,418) (Note 1)	$218,831,282
Cash	3,898,474
Receivables for investments sold	124
Interest receivable	3,416,066
Dividend receivable	36,631
Prepaid expenses	22,861

TOTAL ASSETS	226,205,438

Liabilities:
Payable to Investment Adviser	85,265
Accrued expenses payable	140,819

TOTAL LIABILITIES	226,084

Net assets: (equivalent to $21.10 per share based on 10,708,597 shares of capital stock outstanding)	$225,979,354

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment income	449,538
Accumulated net realized loss on investments	(13,898,909)
Net unrealized appreciation on investments	21,948,864

$225,979,354

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Interest		$12,811,931
Dividends		148,764

Total Investment Income		12,960,695

Expenses:
Investment advisory fees (Note 4)	$988,557
Administration fees	191,176
Transfer agent fees	42,876
Trustees’ fees (Note 4)	93,534
Audit fees	20,300
Legal fees and expenses	126,058
Reports to shareholders	77,620
Custodian fees	22,607
Insurance	36,033
NYSE fee	24,451
Miscellaneous	48,853

Total Expenses		1,672,065

Net Investment Income		11,288,630

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		3,370,286

Unrealized appreciation (depreciation) of investments:
Beginning of the period	29,885,365
End of the period	21,948,864

Change in unrealized (depreciation) of investments		(7,936,501)

Net realized and unrealized loss on investments		(4,566,215)

Net increase in net assets resulting from operations		$6,722,415

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2014	Year ended March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$11,288,630	$11,333,464
Net realized gain from security transactions (Note 2)	3,370,286	4,596,190
Change in unrealized appreciation (depreciation) of investments and warrants	(7,936,501)	7,946,703

Net increase in net assets resulting from operations	6,722,415	23,876,357

Distributions:
Distributions to shareholders from net investment income	(11,351,114)	(11,592,057)

Increase (decrease) in net assets	(4,628,699)	12,284,300
Net Assets:
Beginning of period	230,608,053	218,323,753

End of period	$225,979,354	$230,608,053

Accumulated net investment income/(loss)	$449,538	$383,805

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.53	$20.39	$20.01	$19.10	$15.63

Net investment income	1.05	1.06	1.08	1.14 (1)	1.19
Net realized and unrealized gain (loss) on investments	(0.42)	1.16	0.45	0.92	4.31

Total from investment operations	0.63	2.22	1.53	2.06	5.50

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—	—	—	—	(0.88)

Less distributions:
Dividends from net investment income	(1.06)	(1.08)	(1.15)	(1.15)	(1.15)

Total distributions	(1.06)	(1.08)	(1.15)	(1.15)	(1.15)

Net asset value, end of year	$21.10	$21.53	$20.39	$20.01	$19.10

Per share market price, end of year	$19.42	$20.06	$19.74	$18.03	$17.12

Total Investment Return(2)
Based on market value	2.44%	7.24%	16.37%	12.23%	33.60%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	225,979	230,608	218,324	214,266	125,253
Ratio of expenses to average net assets	0.75%	0.74%	0.74%	0.79%	0.85%
Ratio of net investment income to average net assets	5.08%	5.03%	5.37%	5.76%	6.16%
Portfolio turnover rate	16.10%	20.39%	19.60%	19.91%	15.40%
Number of shares outstanding at the end of the year (in 000’s)	10,709	10,709	10,709	10,709	6,559

(1)	The selected per share data was calculated using the average shares outstanding method.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board of Trustees. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At March 31, 2014, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2014.

	Total Market Value at 03/31/14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$186,961,988	$—	$186,961,988	$—
ASSET BACKED SECURITIES	5,637,013	—	5,637,013	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	16,238,534	—	16,238,534	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	1,536,481	—	1,536,481	—
MUNICIPAL BONDS	5,306,038	—	5,306,038	—
COMMON STOCK*	37,919	37,919	—	—
PREFERRED STOCK	3,113,309	3,113,309	—	—
TOTAL INVESTMENTS	$218,831,282	$3,151,228	$215,680,054	$—

*	See schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the year ended March 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. Rights are valued at zero as of March 31, 2014 and are included in the Level 3 investments.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the

NOTES TO FINANCIAL STATEMENTS — continued

time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2011-2013) or expected to be taken on the Fund’s 2014 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2014, the following capital accounts were adjusted for the following amounts:

Undistributed Net Investment Income	Net Realized Gain	Accumulated Paid-In Capital
$128,217	$(128,217)	$—

Distributions during the fiscal years ended March 31, 2014 and 2013 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2014	$11,351,114	$ —	$ —	$11,351,114
FY 2013	$11,592,057	$ —	$ —	$11,592,057

NOTES TO FINANCIAL STATEMENTS — continued

At March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$8,499,493	$1,289,606	$(13,840,511)	$ —	$21,050,398

*	Temporary differences include book amortization and book accretion.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2014, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$ 3,483,590	2016
10,295,168	2017
61,753	2018

There were no post-enactment capital loss carryovers as of March 31, 2014.

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2014, capital loss carryforwards in the amount of $3,137,222 were utilized and $0 were expired off and cannot be used going forward.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2014, the Fund did not elect to defer losses.

At March 31, 2014, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$197,780,884	$21,050,398	$24,295,470	$(3,245,072)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

NOTES TO FINANCIAL STATEMENTS — continued

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2014:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$198,813	$5,743,348
Other Investment Securities	$35,080,272	$31,800,026

Note 3 – Capital Stock – At March 31, 2014, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2014 was $93,534. Certain officers of the Fund are also directors, officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of March 31, 2014, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2014 the Fund issued no shares under this Plan.

Note 6 – Rights Offering – On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

W. Thacher Brown* 113 King Street Armonk, NY 10504 Born: December 1947	Trustee	Retired; Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.

Ellen D. Harvey 113 King Street Armonk, NY 10504 Born: February 1954	Trustee	Consultant with Lindsay Criswell LLC beginning July 2008. Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile Safe-Deposit & Trust from February 2003 to October 2007.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).

Gautam Khanna* 113 King Street Armonk, NY 10504 Born: October 1969	Trustee/ Vice President	Officer of Cutwater Investor Services Corp.	1	Shall serve as Trustee until the next annual meeting or until his successor is qualified. Trustee since 2014. Shall serve as Officer until death, resignation, or removal. Officer since 2006.	None.

Thomas E. Spock 113 King Street Armonk, NY 10504 Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.

Suzanne P. Welsh 113 King Street Armonk, NY 10504 Born: March 1953	Trustee	Vice President for Finance and Treasurer, Swarthmore College since 2002.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Clifford D. Corso* Cutwater 113 King Street Armonk, NY 10504 Born: October 1961	President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Managing Director and Chief Investment Officer, MBIA Insurance Corporation; officer of other affiliated entities of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

Joseph L. Sevely* Cutwater 113 King Street Armonk, NY 10504 Born: January 1960	Treasurer	Director of Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Thomas E. Stabile* Cutwater 113 King Street Armonk, NY 10504 Born: March 1974	Assistant Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Leonard I. Chubinsky* Cutwater 113 King Street Armonk, NY 10504 Born: December 1948	Secretary	Senior Corporate Counsel of Cutwater Investor Services Corp. and certain of its affiliates.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

Michelle Houck* Cutwater 113 King Street Armonk, NY 10504 Born: January 1971	Vice President/ Chief Compliance Officer	Assistant General Counsel, Compliance Officer and Principal with Pzena Investment Management.	N/A.	Shall serve until death, resignation, or removal. Officer since 2011.	N/A.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Robert T. Claiborne* Cutwater 113 King Street Armonk, NY 10504 Born: August 1955	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

*	Denotes a trustee/officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an “interested person” because he has an interest in MBIA Inc., the parent of the Fund’s Investment Adviser. Messrs. Corso, Sevely, Stabile, Chubinsky, Claiborne, Khanna and Ms. Houck are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/cutwater-select-income-fund-characteristics.aspx.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2014 was 1.23%.

For the year ended March 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.23% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund.

SHAREHOLDER INFORMATION (Unaudited) — continued

All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our

SHAREHOLDER INFORMATION (Unaudited) — continued

affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

GAUTAM KHANNA

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R    S

CLIFFORD D. CORSO

President

JOSEPH L. SEVELY

Treasurer

THOMAS E. STABILE

Assistant Treasurer

LEONARD CHUBINSKY

Secretary

MICHELLE HOUCK

Vice President/Chief Compliance Officer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M   E   N   T     A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

113 KING STREET

ARMONK, NY 10504

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

Pittsburgh, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Annual Report

March 31, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,500 and $20,900 for the fiscal years ended March 31, 2014 and March 31, 2013, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for the fiscal years ended March 31, 2014 and March 31, 2013, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 and $3,400 for the fiscal years ended March 31, 2014 and March 31, 2013, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2014 and March 31, 2013, respectively.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2014 and March 31, 2013, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser. The most current copy of that policy is attached herewith.

CUTWATER PROXY VOTING POLICY

Introduction

This Proxy Voting Policy (“Policy”) for Cutwater reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. Cutwater will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, Cutwater will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, Cutwater will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by Cutwater as well as certain of our advisory clients: may participate in securities lending programs. If Cutwater is aware that a material event will occur affecting an investment on loan, Cutwater will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Cutwater would generally not vote with respect to such securities.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a Cutwater employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

In furtherance of Cutwater’s goal to make proxy recommendations in the best interests of clients, Cutwater follows procedures designed to identify and address material conflicts that may arise between Cutwater’s interests and those of its clients before making voting recommendations.

Procedures for Identifying Conflicts of Interest

Cutwater will monitor the potential for conflicts of interest on the part of Cutwater with respect to proxy voting recommendations or directions both as a result of personal relationships, significant client relationships (those accounting for greater than 15% of annual revenues) or special circumstances that may arise during the conduct of Cutwater’s or its affiliates’ business.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material

Conflicts of Interest

A.

The Proxy Voting Portfolio Manager will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutwater’s decision-making. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Cutwater or its affiliates, particularly MBIA, Inc., of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Proxy Voting Portfolio Manager shall maintain a written record of all materiality determinations, which will be reviewed periodically by the CCO or his designee.

B.	If it is determined that a conflict of interest is not material, Cutwater may give the directions or make the recommendations concerning the proxies, notwithstanding the existence of the conflict.

C.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the client and obtaining its consent before voting;

•	suggesting to the client that it engage another party to make a recommendation;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Cutwater shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

Cutwater shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Cutwater that were material to a proxy voting recommendation or that memorialized the basis for that recommendation; and

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Cutwater’s office.

This Policy and its attendant recommendations attempt to generalize a complex subject.

It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Cutwater is from time to time asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Cutwater clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts. Cutwater will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the responsible Cutwater investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Cutwater clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Cutwater’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.	Social Issues,
B.	Financial/Corporate Issues, and

C.	Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

This Proxy Voting Policy will be reviewed at least annually.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Cutwater will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	‘To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based -on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting, Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote in favor of the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote in favor of the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2,	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the .board.

7.	To dock director pay for failing to attend .board meetings.

SECTION III

VOTING PROCESS

Cutwater will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. Where Cutwater is serving as investment adviser or sub- adviser for a registered investment company (the “Fund”), the Proxy Voting Portfolio Manager will be a portfolio manager for the Fund. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the CEO and Chief Investment Officer of Cutwater, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The CEO/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of Cutwater.

Reapproved: February 2014

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager:
Robert T. Claiborne, CFA
Director, Cutwater Asset Management Corp.
January 2000 - Present
Responsible for day-to-day management of portfolio

Portfolio Manager: Gautam Khanna, CPA, CFA Managing Director, Cutwater Asset Management Corp. May 2003 - Present Responsible for day-to-day management of portfolio

(a)(2)	(i)	Robert T. Claiborne, CFA
	(ii)	(A) Registered investment companies – 0 as of March 31, 2014
(B) Other pooled investment vehicles – 0 as of March 31, 2014
(C) Other Accounts – 0 as of March 31, 2014.
	(iii)	None.
	(iv)	N/A.

(a)(2)	(i)	Gautam Khanna, CPA, CFA
	(ii)	(A) Registered investment companies – 2 as of March 31, 2014. Approximately $61.7 million in total assets as of March 31, 2014.
(B) Other pooled investment vehicles – 2 as of March 31, 2014. Approximately $88.8 million in total assets as of March 31, 2014.
(C) Other Accounts – 1 as of March 31, 2014. Approximately $102.1 million in total assets as of March 31, 2014.
	(iii)	None.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(3)		The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary and a variable cash bonus. The cash salary level is adjusted annually. The cash bonus is determined annually and is based on a combination of the overall performance of Cutwater Asset Management Corp. and the individual Portfolio Managers’ contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4)		Share ownership as of March 31, 2014:
Robert T. Claiborne: $10,001 to $50,000
Gautam Khanna: $10,001 to $50,000

(b)		N/A. Filing is an annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 22, 2014

By (Signature and Title)*	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer
(principal financial officer)

Date	May 22, 2014

*	Print the name and title of each signing officer under his or her signature.